Exhibit 10.4

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1 to the SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of June 28, 2018, is entered into by and between Helios and Matheson Analytics Inc., a Delaware corporation (the “Company”), and Hudson Bay Master Fund Ltd., as the Required Holder (“Buyer”):

WHEREAS, reference is made to the Securities Purchase Agreement, dated as of June 21, 2018 (as such document may be supplemented, modified or amended from time to time, the “Purchase Agreement”), by and between the Company and the investors listed on the Schedule of Buyers attached thereto;

WHEREAS, the Company and Buyer agree, upon the following terms and conditions, to amend the Purchase Agreement, as and to the extent set forth herein.

NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. General. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement. This Amendment shall be administered and construed pursuant to the terms of the Purchase Agreement (as modified by this Amendment).

2. Amendments. The Purchase Agreement is hereby amended by replacing the references to “July 18, 2018” in Section 1(f)(ii) and Section 4(x) with “July 23, 2018”.

3. Miscellaneous.

3.1 Ratification of the Agreement. Except as herein specifically agreed or amended by this Amendment, the parties hereto acknowledge that the Purchase Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Execution in Counterparts. This Amendment, and each other document or instrument delivered in connection herewith, may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery by electronic mail of a signature page executed via .PDF of any of the foregoing shall be effective as delivery of an executed counterpart thereof.

3.3 Governing Law. This Amendment and the rights of the parties hereto shall be interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws. The parties hereto agree that the terms set forth in Section 9(a) of the Purchase Agreement shall be applicable to this Amendment and are hereby incorporated herein.

3.4 Entire Agreement. The Purchase Agreement (as modified by this Amendment), together with all exhibits and schedules annexed thereto and incorporated by reference, contains the entire agreement between the parties and supersedes all prior agreements, arrangements and understandings relating to the subject matter thereof. There are no written or oral agreements, understandings, representations or warranties between the parties other than those set forth herein.

3.5 Disclosure of Transaction. The Company represents and warrants to Buyer that nothing herein constitutes material non-public information and neither the Company nor any of its Subsidiaries or any of their respective officers, directors, employees or agents has disclosed any material non-public information to Buyer in connection herewith. The Company acknowledges and agrees that no confidentiality or similar obligations, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of Buyer or any of their affiliates, on the other hand, currently exists.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

COMPANY:

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Theodore Farnsworth
Name:	Theodore Farnsworth
Title:	Chief Executive Officer

BUYER:

HUDSON BAY MASTER FUND LTD, as the Required Holder

By:	/s/ George Antonopoulos
Name:	George Antonopoulos
Title:	Managing Partner, Portfolio Manager

Signature Page to Amendment No. 1 to the Securities Purchase Agreement